*Execution Version*

# SEVENTH AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT

This **SEVENTH AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT** (this "Amendment") is made as of December 23, 2021, by and among **CL MEDIA HOLDINGS LLC**, a Delaware limited liability company ("Borrower"), **BRIGHT MOUNTAIN MEDIA, INC.**, a Florida corporation ("Parent"), **BRIGHT MOUNTAIN, LLC**, a Florida limited liability company ("BM LLC"), **MEDIAHOUSE, INC.**, a Florida corporation ("Media House" and, together with BM LLC, the "Guarantors"), the Lenders party hereto, and **CENTRE LANE PARTNERS MASTER CREDIT FUND II, L.P.**, as administrative agent (in such capacity, the "Administrative Agent") and collateral agent (in such capacity, the "Collateral Agent") and is made with reference to the Credit Agreement referred to below.

## PRELIMINARY STATEMENTS

WHEREAS, the Borrower, Parent, the Guarantors, the Lenders from time to time party thereto, Administrative Agent and Collateral Agent are parties to that certain Amended and Restated Senior Secured Credit Agreement, dated June 5, 2020 (as may be amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), pursuant to which the Lenders made certain loans and other financial accommodations to the Borrower;

WHEREAS, certain Event of Defaults exist under the Credit Agreement as a result of the Borrower's failure to (i) file a Yearly Report on Form 10-K with the SEC in respect of the Fiscal Year ending December 31, 2020 pursuant to Section 6.18(f) of the Credit Agreement, (ii) file a Quarterly Report on Form 10-Q with the SEC in respect of the Fiscal Quarters ending March 31, 2021 and June 30, 2021 pursuant to Section 6.18(g) of the Credit Agreement and (iii) failure to pay the required payments on the 2021 Loans as required by Section 2.04(b) of the Credit Agreement (such Events of Default, the "Specified Events of Default");

WHEREAS, Borrower has requested that certain amendments be made to the Credit Agreement, which the Lenders party hereto, the Administrative Agent and the Collateral Agent are willing to make pursuant to the terms and conditions set forth herein;

WHEREAS, the amendments and modifications to the Credit Agreement shall include, among other things, the addition of (a) $500,000 of term loan credit commitments (such commitments, the "Seventh Amendment Term Loan Commitments", and the term loans made in respect thereof, the "Seventh Amendment Term Loans").

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement, after giving effect to this Amendment

(the "Amended Credit Agreement").

SECTION 2. Amendments. Effective as of the Seventh Amendment Effective Date (as defined below), (i) the Credit Agreement is hereby amended by inserting the double-underlined text (example: double-underlined text) and deleting the stricken text (example: ~~stricken text~~) set forth on the selected pages of the Credit Agreement attached hereto as Annex A and (ii) Schedule 2.01(a) is hereby amended and restated in its entirety in the attached as Annex B.

SECTION 3. Waiver. Subject to the satisfaction of the conditions precedent set forth herein, and in reliance on the representations and warranties set forth herein, the Lenders hereto hereby agree to waive the Specified Events of Default. This limited waiver shall not be deemed to constitute a consent to or waiver of any other term, provision or condition of the Credit Agreement or any other Loan Document, or to prejudice any right or remedy that Administrative Agent, Collateral Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document.

SECTION 4. Conditions to Effectiveness. This Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date on which all such conditions have been satisfied being referred to herein as the "Seventh Amendment Effective Date"):

(a) Administrative Agent, Collateral Agent, Borrower, Parent, Guarantors and Lenders shall have executed this Amendment, and each such Borrower, Parent, Guarantor and each Lender shall have delivered its executed counterpart to this Amendment to Administrative Agent;

(b) Administrative Agent shall have received a certificate attesting to the Solvency of the Loan Parties (taken as a whole) on the Seventh Amendment Effective Date from the chief financial officer of the Parent in substantially the form of Exhibit I to the Credit Agreement;

(c) Administrative Agent shall have received a certificate of a duly authorized officer of the Borrower certifying that:

(i) before and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or would result from the transactions contemplated by this Amendment; and

(ii) each of the representations and warranties contained or incorporated by reference in Section 6 of this Amendment shall be true and correct in all material respects (or, in the case of any such representation and warranty already qualified by materiality, true and correct in all respects) on and as of the Seventh Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (or, in the case of any such representation and warranty already qualified by materiality, true and correct in all respects) on and as of such earlier date);

(d) Parent shall deliver to the Agent written evidence satisfactory to the Administrative Agent that all of the outstanding shares of Parent's preferred stock have been converted to shares of Parent's common stock; and

(e) Borrower shall have paid all fees and expenses of the Lenders and the Administrative Agent (including legal fees up to $50,000).

SECTION 5. Indemnification.

Each Loan Party hereby confirms that the indemnification provisions set forth in Section 10.05 of the Credit Agreement shall apply to this Amendment and to such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements (as more fully set forth therein) which may arise herefrom or in connection herewith or otherwise relating to this Amendment, the Amended Credit Agreement or the transactions contemplated hereby or thereby.

SECTION 6. Consent and Reaffirmation of the Loan Parties.

(a) Each Loan Party hereby acknowledges that it (i) has reviewed the terms and provisions of this Amendment, (ii) consents to the amendments to the Credit Agreement effected pursuant to this Amendment and consents to the terms, conditions and other provisions of this Amendment and the Amended Credit Agreement, and (iii) consents to each of the transactions contemplated hereby and by the Amended Credit Agreement. Each Loan Party hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, each of the Credit Agreement and each Loan Document to which such Loan Party is a party or otherwise bound, and the obligations of such Loan Party contained in the Credit Agreement and each such Loan Document, are and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment.

(b) Without limiting the generality of the foregoing, each Loan Party hereby confirms, ratifies and reaffirms its payment obligations, guarantees, pledges, grants of Liens and security interests and other obligations, as applicable, under and subject to the terms of the Amended Credit Agreement and each of the Loan Documents to which it is a party, and acknowledges and agrees that all such payment obligations, guarantees, pledges, grants of Liens and security interests and other obligations shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment or any of the transactions contemplated hereby.

SECTION 7. Representations and Warranties. In order to induce Administrative Agent and the Lenders to enter into this Amendment, and to amend the Credit Agreement in the manner provided herein, each Loan Party hereby represents and warrants to Administrative Agent and the Lenders that, as of the Seventh Amendment Effective Date:

(a) (i) each Loan Party has the right and power and is duly authorized and empowered to enter into, execute and deliver this Amendment and perform its obligations under this Amendment and the Amended Credit Agreement, (ii) each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of this Amendment and the performance of the Amended Credit Agreement, and (iii) this Amendment has been duly authorized, executed and delivered by each Loan Party;

(b) this Amendment constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by (i) applicable solvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors' right generally and (ii) applicable equitable principles (whether considered in a proceeding at law or in equity);

(c) each Loan Party's execution, delivery and performance of this Amendment and each Loan Party's performance of the Amended Credit Agreement do not (a) contravene the terms of any of such Person's Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Liens created under the Loan Documents) under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law, except in the cases of clauses (b) and (c) above where such conflicts or violations, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect;

(d) immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing or would result therefrom; and

(e) each of the representations and warranties contained in the Amended Credit Agreement and in the Loan Documents is true and correct in all material respects (or, in the case of any such representation and warranty already qualified by materiality, true and correct in all respects) on and as of the Seventh Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects (or, in the case of any such representation and warranty already qualified by materiality, true and correct in all respects) on and as of such earlier date).

SECTION 8. Reference to and Effect on the Credit Agreement.

(a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of any Loan Document, or otherwise affect the rights and remedies of Administrative Agent, Collateral Agent or any Lender thereunder, and shall not alter, modify, amend or in any way affect any of the Obligations or any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the Obligations or any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any Loan Document in similar or different circumstances.

(b) On the Seventh Amendment Effective Date, the Credit Agreement shall be amended as provided herein. The parties hereto acknowledge and agree that: (i) this Amendment and any other document or instrument executed and delivered in connection herewith do not constitute a novation or termination of the Obligations as in effect prior to the Seventh Amendment

Effective Date; (ii) the Obligations are in all respects continuing with only the terms thereof being modified to the extent provided in this Amendment; and (iii) the guarantees and the Liens and security interests as granted or purported to be granted under or pursuant to the Credit Agreement and the Loan Documents securing payment of the Obligations are in all such respects continuing in full force and effect and secure the payment of the Obligations as provided therein.

(c) This Amendment shall constitute an "Loan Document" for all purposes under the Amended Credit Agreement and the Loan Documents.

SECTION 9. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 10. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all of which counterparts together shall constitute but one agreement. Delivery by facsimile or electronic transmission of a portable document file (also known as a .pdf file) of an executed counterpart signature page shall be effective as a manually executed counterpart signature hereof.

SECTION 11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Lenders, the parties hereto and their respective successors and assigns.

SECTION 12. Governing Law; Miscellaneous. This Amendment, and the rights and obligations of the parties under this Amendment, shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. The provisions of Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated by reference, *mutatis mutandis*, and shall apply with like effect to this Amendment as if fully set forth herein.

SECTION 13. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[*Remainder of this page intentionally left blank.*]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

**BORROWER:**

**CL MEDIA HOLDINGS LLC**

By: [signature]
Name: Matthew Drinkwater
Its: Authorized Officer

**PARENT:**

**BRIGHT MOUNTAIN MEDIA, INC.**

By: [signature]
Name: Matthew Drinkwater
Its: Chief Executive Officer

**GUARANTORS:**

**BRIGHT MOUNTAIN, LLC**

By: [signature]
Name: Matthew Drinkwater
Its: Authorized Officer

**MEDIAHOUSE, INC.**

By: [signature]
Name: Matthew Drinkwater
Its: Authorized Officer

ADMINISTRATIVE AGENT &
COLLATERAL AGENT:

**CENTRE LANE PARTNERS MASTER CREDIT FUND II, L.P.,**
as Administrative Agent and Collateral Agent

By: ______________________________
Name: Quinn Morgan
Title: Managing Director

LENDER:

**CENTRE LANE PARTNERS MASTER CREDIT FUND II, L.P.**

By: __________________________
Name: Quinn Morgan
Title: Managing Director